UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

July 21, 2017

(Date of Report)

July 17, 2017

(Date of Earliest Reported Event)

ATI MODULAR TECHNOLOGY CORP
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-55699	81-3131497
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4700 Homewood Court, Suite 100, Raleigh North Carolina 27609
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

919-436-1888
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                      Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On July 17, 2017, ATI Modular Technology Corp. (the “Company”) determined that the audited financial statements contained in the Company’s Transition Report on Form 10-K for the transition period between June 30, 2016 and December 31, 2016 (“Form 10-K”), as well as the Company’s unaudited financial statements in its Quarterly Report on Form 10-Q for the period ended March 31, 2017 (“Form 10-Q”) should no longer be relied upon because of errors in said financial statements.

On June 28, 2017, the Company received comments in response to the filing of its Amended Registration Statement on Form 10 from the United States Securities and Exchange Commission (“Commission”). The Commission’s comments disputed the Company’s recognition of revenue as it relates to the Company’s client, and related party, Yilaime Corporation (“Yilaime”). At the time the Company filed its Form 10-K and Form 10-Q, the Company did not defer the quarterly fees charged by the Company to Yilaime and recognize as a reduction to the future costs of Yilaime’s service. The Commission argued that, because the fees paid to the Company are for exclusivity agreement, they should be deferred and recognized as a reduction of the rate the Company will be charged by Yilaime in the future. In response to the Commission’s comments, the Board of Directors researched ASC 605-50-45-12 and related comments. It determined that the fees charged to Yilaime should be deferred as directed by the Commission, given the contractual relationship between Yilaime and the Company.

The Board of Directors has discussed the disclosures in this 8-K with the Company’s independent accountant. The Company will file its amended Form 10-K and Form 10-Q with revised and restated financial statements concurrently with this filing.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

/s/Alton Perkins
ATI MODULAR TECHNOLOGY CORP.
By: Alton Perkins
Its: Chairman of the Board, Chief
Executive Officer, Chief Financial Officer
Date: July 21, 2017

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